UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 4, 2024

REPLIMUNE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38596	82-2082553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Unicorn Park Drive

Suite 303

Woburn, MA 01801

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 222-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On September 4, 2024, Replimune Group, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the four proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 19, 2024.

(b)	The final voting results on each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below.

(1)	Proposal No. 1 – Election of Class III Directors: The following director nominees were elected to serve as Class III members of the Company’s board of directors, each to serve for a three-year term until the Company’s 2027 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sushil Patel	54,620,378	30,069	8,052,246
Dieter Weinand	46,947,117	7,703,330	8,052,246
Madhavan Balachandran	54,580,144	70,303	8,052,246

(2)	Proposal No. 2 – Ratification of Selection of Independent Registered Public Accounting Firm: The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025 was ratified.

Votes For	Votes Against	Votes Abstaining
62,689,662	4,372	8,659

(3)	Proposal No. 3 – Say on Pay Proposal: The compensation of the Company’s named executive officers was approved on a non-binding advisory basis.

Votes For	Votes Against	Votes Abstaining
53,580,801	1,025,630	44,016

(4)	Proposal No. 4 – Frequency of Say on Pay Proposal: A frequency of every one (1) year for future advisory approval of the compensation of the Company’s named executive officers was approved on a non-binding advisory basis.

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Votes Abstaining
54,217,396	10,001	421,610	1,440

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIMUNE GROUP, INC.

Date: September 5, 2024	By:	/s/ Sushil Patel
Sushil Patel
Chief Executive Officer